                                                                OCTOBER 31, 2000

DEAR SHAREHOLDER:

    This financial report covers the fiscal year ended September 30, 2000, which is our twenty-eighth fiscal year of operations.

    Short-term and long-term interest rates moved in different directions over the course of the fiscal year in response to a variety of events. Unrelenting economic strength motivated the Federal Open Market Committee to raise short-term interest rates (Federal Funds) 1.25% to their current level of 6.5%. At the same time, well-behaved inflation numbers and a steady stream of U.S. Treasury buy-backs of longer-dated Treasury bonds allowed long-term interest rates to decline modestly. The result was an inverted curve for the better part of the year. As the fiscal year came to a close, signs of economic moderation have emerged allowing the Federal Reserve to assume a more neutral position on interest rates. Yields on corporate debt rose relative to Treasury yields providing a period of under-performance for corporate bonds.

    Net investment income for the year was $1.05 per share and net realized and unrealized losses on investments totaled $0.06 per share. On September 30, 2000 the net asset value per share was $15.05 and the stock closed that day at $13.375 per share.

    During the fiscal year, the Board of Directors declared four regular quarterly dividends of $0.26 per share payable on December 10, 1999 and on March 24, June 16, and September 15, 2000. In addition to the regular dividends, the Board declared a capital gains distribution of $0.0065 per share, payable on December 10, 1999.

    No new shares of capital stock were issued in the fiscal year, while 13,200 shares were repurchased in the open market at an average discount to net asset value of 14.27%. On September 30, 2000, there were 8,775,665 shares of capital stock outstanding and the net assets applicable to those shares were $132.1 million.

    As of September 30, 2000, the Company's high quality long-term bond portfolio contained 75 issues with an average market yield of 8.09%, an average Moody's quality rating of A1, an average duration of 7.56 years, and an average maturity of 15.8 years. The distribution of the portfolio maturities and quality was as follows:

Maturities
-----------------------------------------
0-1 year                             1.2%
1-3 years                            8.7
3-5 years                           13.4
5-10 years                          22.6
10-20 years                         12.6
20 plus years                       41.5
Moody's Quality Breakdown
-----------------------------------------
Treasury, Agency and Aaa            37.5%
Aa                                   4.1
A                                   24.4
Baa                                 26.5
Below Baa                            7.5

    We believe that long-term interest rates are fairly priced in the context of a weaker economic picture. While short-term interest rates appear to be too high, the Fed may be reluctant to lower them until the economic moderation is confirmed. Additionally, inflationary risks are skewed with the risk of higher inflation rising. Fed policy will be cognizant of this and keep short-term rates artificially high. The weak economic note that the fiscal year closed on has also provided a difficult period for corporate bond spreads. Fears of weak economic growth have actually permeated the market creating a preference for higher quality assets. Investors should recognize that current corporate bond spreads provide adequate compensation for a slower, but positive, economic growth environment.

STOCK REPURCHASE PLAN:

    On July 28, 1988 the Board of Directors of the Company approved a resolution to repurchase up to 700,000 of its common shares. The Company may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder's best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

    Under such law, the Company is required to give written notice to all shareholders of its intention to purchase stock within six months of the actual repurchase of shares. This report is to serve as notice to all shareholders with respect to any shares repurchased within the next six months pursuant to the Company's stock repurchase plan.

    Audited financial statements for the year ended September 30, 2000, and a list of the securities owned on that date are included in this report.

                                            Sincerely,

                                            /s/ Jeffrey J. Diermeier, CFA

                                            Jeffrey J. Diermeier, CFA
                                            PRESIDENT

FORT DEARBORN INCOME SECURITIES, INC. is a closed-end bond fund investing principally in investment grade long-term fixed income debt securities. The primary objective of Fort Dearborn is to provide its shareholders with:

    - a stable stream of current income consistent with external interest rate conditions, and

    - a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FORT DEARBORN INCOME SECURITIES
MARKET VALUE OF INDEX AND SHARE PRICE (1) WITH ALL DIVIDENDS/INTEREST REINVESTED AS OF SEPTEMBER 30, 2000
$ Wealth Index

                Investment      Fort
          Grade Bond Index  Dearborn
12/31/72             18.17     18.17
3/31/73              18.16     18.17
6/30/73              18.06     17.10
9/30/73              18.41     17.09
12/31/73             18.23     16.74
3/31/74              17.55     13.73
6/30/74              16.61     15.62
9/30/74              16.07     13.40
12/31/74             17.05     16.33
3/31/75              17.83     16.82
6/30/75              18.43     17.61
9/30/75              17.79     16.79
12/31/75             19.39     16.54
3/31/76              20.17     18.45
6/30/76              20.19     18.37
9/30/76              21.28     20.03
12/31/76             22.83     20.26
3/31/77              22.26     20.50
6/30/77              23.08     21.07
9/30/77              23.28     21.49
12/31/77             23.04     20.68
3/31/78              23.00     20.93
6/30/78              22.70     21.00
9/30/78              23.36     20.90
12/31/78             22.84     19.04
3/31/79              23.16     20.31
6/30/79              24.15     21.40
9/30/79              23.61     20.84
12/31/79             21.70     19.25
3/31/80              18.79     17.16
6/30/80              23.31     20.99
9/30/80              20.76     18.99
12/31/80             20.93     19.11
3/31/81              20.69     19.19
6/30/81              20.24     19.51
9/30/81              18.40     19.39
12/31/81             20.51     20.85
3/31/82              21.47     21.83
6/30/82              21.63     22.26
9/30/82              26.21     26.55
12/31/82             29.02     28.83
3/31/83              30.14     29.96
6/30/83              30.55     31.44
9/30/83              30.40     31.01
12/31/83             30.59     31.22
3/31/84              30.09     32.50
6/30/84              28.94     30.21
9/30/84              32.51     32.66
12/31/84             35.48     37.09
3/31/85              35.82     37.34
6/30/85              40.17     43.27
9/30/85              40.92     42.71
12/31/85             45.80     46.79
3/31/86              50.64     53.14
6/30/86              50.88     55.71
9/30/86              51.74     56.95
12/31/86             54.47     57.70
3/31/87              55.37     60.37
6/30/87              53.02     58.78
9/30/87              49.70     55.66
12/31/87             53.50     56.99
3/31/88              55.86     62.51
6/30/88              56.58     63.41
9/30/88              57.95     63.23
12/31/88             58.38     65.30
3/31/89              59.10     63.95
6/30/89              64.57     69.00
9/30/89              64.91     71.79
12/31/89             67.02     73.38
3/31/90              65.82     75.08
6/30/90              68.35     75.50
9/30/90              67.72     74.62
12/31/90             71.21     80.42
3/31/91              74.02     83.65
6/30/91              75.16     85.57
9/30/91              80.14     91.67
12/31/91             84.58     96.45
3/31/92              83.43     93.81
6/30/92              87.02     97.18
9/30/92              91.22    102.91
12/31/92             91.65    101.67
3/31/93              96.61    108.40
6/30/93             100.19    113.71
9/30/93             104.21    117.42
12/31/93            103.37    112.65
3/31/94              98.48    107.51
6/30/94              96.30    106.80
9/30/94              96.42    105.14
12/31/94             97.14    101.57
3/31/95             103.18    107.51
6/30/95             111.98    116.50
9/30/95             114.54    118.69
12/31/95            121.13    126.33
3/31/96             116.32    124.45
6/30/96             116.17    122.62
9/30/96             118.35    129.34
12/31/96            123.00    137.71
3/31/97             120.84    135.62
6/30/97             126.34    142.43
9/30/97             131.91    148.57
12/31/97            136.87    156.83
3/31/98             138.88    160.03
6/30/98             142.78    159.51
9/30/98             147.81    166.11
12/31/98            148.73    178.86
3/31/99             146.24    174.77
6/30/99             142.24    164.31
9/30/99             142.02    161.53
12/31/99            140.99    145.64
3/31/00             143.82    157.67
6/30/00             144.71    164.57
9/30/00             149.23    168.54

ANNUALIZED RETURNS
                                            SINCE
                             12 MONTHS  INCEPTION
Fort Dearborn                    4.34%      8.36%
Investment Grade Bond Index       5.07       7.88

Returns are net of fees (1) Share price return is impacted by changes in the premium or discount to the net asset value (NAV) At September 30, 2000, the share price was at a 11.13% discount to NAV

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000

ASSETS:
Portfolio of investments: (Note 1)
  Debt securities, at value (cost $130,339,634)............  $128,243,609
  Short-term securities, at cost, which approximates
    market.................................................     1,550,387
                                                             ------------
      Total portfolio of investments.......................   129,793,996
  Receivable for interest on debt securities (Note 1)......     2,515,129
                                                             ------------
      Total assets.........................................   132,309,125
                                                             ------------
LIABILITIES:
Expenses:
  Accrued investment advisory and administrative fees (Note
    6).....................................................       151,878
  Accrued custodial and transfer agent fees................         9,671
  Accrued other expenses...................................        58,950
                                                             ------------
      Total liabilities....................................       220,499
                                                             ------------
NET ASSETS (equivalent to $15.05 per share for 8,775,665
 shares of capital stock outstanding) (Note 4).............  $132,088,626
                                                             ============
Analysis of Net Assets:
  Shareholder capital (Note 4).............................  $135,120,133
  Accumulated undistributed net investment income (Note
    3).....................................................       278,670
  Accumulated net realized loss on sales of investments
    (Note 3)...............................................    (1,214,152)
  Unrealized depreciation on investments...................    (2,096,025)
                                                             ------------
  Net assets applicable to outstanding shares..............  $132,088,626
                                                             ============

                       See Notes to Financial Statements.

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               SEPTEMBER 30, 2000

Investment income:
  Interest income earned....................................  $10,026,741
  Dividend income earned....................................      136,200
                                                              -----------
  Total income earned.......................................   10,162,941
                                                              -----------
Expenses:
  Investment advisory and administrative fees (Note 6)......      660,368
  Transfer agent and dividend disbursing agent fees.........       90,115
  Directors Fees (Note 6)...................................       75,749
  Stockholders reports and annual meeting fees..............       48,155
  Professional fees.........................................       41,251
  Franchise taxes...........................................       15,042
  Other expenses............................................       42,846
                                                              -----------
Total expenses..............................................      973,526
                                                              -----------
Net investment income.......................................    9,189,415
                                                              -----------
Net realized and unrealized gain (loss) on investments:
  Net realized loss from investment transactions............   (1,247,286)
  Change in unrealized appreciation.........................      696,261
                                                              -----------
Total realized and unrealized gain(loss) on investments.....     (551,025)
                                                              -----------
Net increase in net assets from operations..................  $ 8,638,390
                                                              ===========

                       See Notes to Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                          FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                          SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
                                          -------------------   -------------------
From operations:
  Net investment income.................     $   9,189,415         $   9,259,349
  Net realized gain (loss) from
    investment transactions.............        (1,247,286)               45,211
  Change in unrealized appreciation
    (depreciation) of investments.......           696,261           (11,260,190)
                                             ------------          ------------
  Net increase (decrease) in net assets
    from operations.....................         8,638,390            (1,955,630)
Distributions to shareholders from:
  Net investment income.................        (9,130,884)           (9,140,420)
  Net realized gain.....................           (57,118)           (4,394,432)
                                             ------------          ------------
    Total distributions.................        (9,188,002)          (13,534,852)
From capital share transactions: (Note
 4)
  Net asset value of shares repurchased
    from shareholders...................          (169,805)                   --
                                             ------------          ------------
    Net decrease in net assets..........          (719,417)          (15,490,482)
Net Assets:
  Beginning of period...................       132,808,043           148,298,525
                                             ------------          ------------
  End of period (including undistributed
    net investment income of $278,670 at
    September 30, 2000, and $224,250 at
    September 30, 1999, respectively)
    (Note 3)............................     $ 132,088,626         $ 132,808,043
                                             ============          ============

                       See Notes to Financial Statements.

                              FINANCIAL HIGHLIGHTS

Financial highlights for each share of capital stock outstanding through each period:

                                                               YEARS ENDED SEPTEMBER 30,
                                                  ----------------------------------------------------
                                                    2000       1999       1998       1997       1996
                                                  --------   --------   --------   --------   --------
Net asset value, beginning of period............  $  15.11   $  16.87   $  16.30   $  15.97   $  16.50
                                                  --------   --------   --------   --------   --------
Net investment income(1)........................      1.05       1.05       1.05       1.09       1.19
Net realized and unrealized gain (loss) on
 investments....................................     (0.06)     (1.27)      0.71       0.89      (0.56)
                                                  --------   --------   --------   --------   --------
Total from investment operations................      0.99      (0.22)      1.76       1.98       0.63
  Less distributions from:
    Net investment income.......................     (1.04)     (1.04)     (1.04)     (1.21)     (1.16)
    Net realized gain...........................     (0.01)     (0.50)     (0.15)     (0.44)        --
                                                  --------   --------   --------   --------   --------
Total distributions.............................     (1.05)     (1.54)     (1.19)     (1.65)     (1.16)
                                                  --------   --------   --------   --------   --------
Net asset value, end of period..................  $  15.05   $  15.11   $  16.87   $  16.30   $  15.97
                                                  ========   ========   ========   ========   ========
Market price per share at end of period.........  $ 13.375   $ 13.875   $ 15.750   $ 15.188   $ 14.750
Total investment return (market value)(2).......     4.34%    (2.76)%     11.81%     14.86%      8.98%
Total return (net asset value)(3)...............     6.77%    (1.48)%     11.07%     13.06%      3.84%
Net assets at end of period (in millions).......  $ 132.09   $ 132.81   $ 148.30   $ 143.33   $ 140.50
Ratios of expenses to average net assets........     0.74%      0.73%      0.71%      0.75%      0.75%
Ratio of net investment income to average net
 assets.........................................     7.01%      6.61%      6.29%      6.81%      7.22%
Portfolio turnover..............................     73.8%      69.9%      63.5%     130.0%     159.5%
Number of shares outstanding at end of period
 (in thousands).................................     8,776      8,789      8,789      8,793      8,800

------------------------
(1) Beginning October 1, 1994, net investment income includes amortization of discounts and premiums.

(2) Total investment return (market value) reflects the market value experiences of a continuous shareholder who made commission-free acquisitions through distributions in accordance with the shareholder reinvestment plan.

(3) Total return (net asset value) reflects the Company's portfolio performance and is the combination of reinvested dividend income, reinvested capital gains distributions at NAV, if any, and changes in net asset value per share.

                       See Notes to Financial Statements.

                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2000

                                                                     MOODY'S
     FACE VALUE                                                       RATING        COST          VALUE
---------------------                                                --------   ------------   ------------
 DEBT SECURITIES--98.8%
                        / / MUNICIPAL SECURITIES (5.3%)
                        New Jersey Economic Development Authority,
     $25,000,000        Zero Coupon Revenue Bond, due 2/15/18......  Aaa        $  6,836,977   $  6,930,250
                                                                                ------------   ------------
                        / / U.S. GOVERNMENT
                           SECURITIES (17.7%)
                        DIRECT OBLIGATIONS--(8.8%)
                        U.S. Treasury Bond,
         470,000         8.00%, due 11/15/21.......................  Aaa             574,396        574,134
                        U.S. Treasury Notes,
       1,515,000         5.625%, due 5/15/08.......................  Aaa           1,479,621      1,486,121
       4,650,000         6.625%, due 5/31/02.......................  Aaa           4,669,665      4,689,237
       4,330,000         6.625%, due 2/15/27.......................  Aaa           4,646,588      4,641,219
                                                                                ------------   ------------
                                                                                  11,370,270     11,390,711
                                                                                ------------   ------------
                        AGENCY--(8.9%)
                        Federal Home Loan Mortgage Corp.,
                         Guaranteed Mortgage Certificates,
       1,040,639         6.50%, due 3/01/03 Pool #G4018............  (a)           1,051,657      1,031,124
          49,187         9.00%, due 8/01/04 Pool #503997...........  (a)              51,338         50,491
         143,834         9.00%, due 7/01/30 Pool #C40149...........  (a)             148,374        148,751
                        Federal National Mortgage Association,
                         Guaranteed Mortgage Pass Thru
                         Certificates,
       5,034,737         6.50%, due 10/01/28 Pool #405224..........  (a)           5,046,397      4,838,050
         886,473         7.00%, REMIC, due 6/25/13 Series 1993-106
                          Class Z..................................  (a)             824,321        870,142
       1,530,482         7.25%, CMO, due 3/25/23 Series 1994-69
                          Class CA.................................  (a)           1,294,905      1,505,554
                        Government National Mortgage Association,
                         Pass Thru Mortgage Backed Certificates
       1,669,836         7.50%, due 12/15/22 Pool #780230..........  (a)           1,667,522      1,682,574
       1,450,435         6.50%, due 5/15/29 Pool #781029...........  (a)           1,338,253      1,397,675
                                                                                ------------   ------------
                                                                                  11,422,767     11,524,361
                                                                                ------------   ------------
                                                                                  22,793,037     22,915,072
                                                                                ------------   ------------

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 2000

                                                                     MOODY'S
     FACE VALUE                                                       RATING        COST          VALUE
---------------------                                                --------   ------------   ------------
                        / / CORPORATE BONDS AND
                           NOTES (75.8%)
                        INDUSTRIAL--(21.2%)
     $ 2,635,000        Burlington Resources, 7.375% Debenture, due
                         3/01/29...................................  A3         $  2,424,925   $  2,504,425
       1,000,000        Cendant Corp., 7.75% Note, due 12/01/03....  Baa1            998,280        978,396
         330,000        Centex Corp., 9.75% Note, due 6/15/05......  Baa2            329,993        340,875
       1,300,000        Comdisco, Inc., 9.50% Senior Note, due
                         8/15/03...................................  Baa1          1,297,101      1,310,165
       1,250,000        Conoco Inc., 6.95% Senior Note, due
                         4/15/29...................................  A3            1,250,000      1,153,660
       1,500,000        Ford Motor Co., 6.625% Note, due
                         10/01/28..................................  A1            1,483,230      1,264,744
       1,500,000        Fred Meyer, Inc., 7.375%, due 3/01/05......  Baa3          1,471,098      1,483,902
       2,000,000        Freeport-McMoRan C&G, Inc., 7.20% Senior
                         Note, due 11/15/26........................  B3            1,001,309      1,400,000
       1,000,000        Lilly Del Mar, 144-A, 7.17% Step Bond, due
                         08/01/29..................................  A1            1,000,000      1,005,921
       1,000,000        Lockheed Martin Corp., 8.50% Note, due
                         12/01/29..................................  Baa3            984,777      1,056,931
       1,835,000        Noble Affiliates, Inc., 8.00% Senior Note,
                         due 4/01/27...............................  Baa2          1,761,875      1,715,545
       2,520,000        Pharmacia Corp., 6.60% Debenture, due
                         12/01/28..................................  A1            2,516,323      2,212,764
       3,000,000        Philips Electronics, 7.75% Debenture, due
                         5/15/25...................................  A3            2,990,354      2,836,917
       2,300,000        Rite Aid Corp., 7.70% Debenture, due
                         2/15/27...................................  Caa1          2,293,468        759,000
       1,000,000        Target Corp., 7.50% Note, due 8/15/10......  A2              999,560      1,000,243
       2,500,000        Tennessee Gas Pipeline, 7.625% Bond, due
                         4/01/37...................................  Baa2          2,428,075      2,314,582
       2,215,000        Time Warner Cos., Inc., 7.57% Debenture,
                         due 2/01/24...............................  Ba1           2,215,000      2,121,330
       1,275,000        Tyco International Group, 7.00% Bond, due
                         6/15/28...................................  Baa1          1,265,807      1,125,309
         995,000        Waste Management, Inc., 7.00% Senior Note,
                         due 10/01/04..............................  Ba1           1,024,591        949,864
                                                                                ------------   ------------
                                                                                  29,735,766     27,534,573
                                                                                ------------   ------------

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 2000

                                                                     MOODY'S
     FACE VALUE                                                       RATING        COST          VALUE
---------------------                                                --------   ------------   ------------
                        INTERNATIONAL--(20.8%)
     $ 2,500,000        Augusta Funding Ltd., 144-A 7.375% Bond,
                         due 4/15/13...............................  Aaa        $  2,426,113   $  2,495,750
       2,100,000        Credit Suisse-London, 144-A, 7.90% Note,
                         due 5/29/49...............................  A2            2,093,978      1,991,567
       1,295,000        Empresa National Electric, 8.125% Bond, due
                         2/01/97...................................  Baa1          1,235,350      1,034,424
       3,455,000        Interamerican Development Bank, 6.80% Note,
                         due 10/15/25..............................  Aaa           3,194,078      3,314,426
       2,000,000        Korea Electric Power Corp., 7.00%
                         Debenture, due 2/01/27....................  Baa3          1,864,326      1,857,960
       1,500,000        Petroliam Nasional Berhad, 144-A, 7.625%
                         Note, due 10/15/26........................  Baa3          1,479,516      1,318,188
       1,010,000        Ras Laffan Liquified Natural Gas, 144-A,
                         8.294% Secured Note, due 3/15/14..........  Baa3            902,441        959,500
       2,500,000        Republic of Brazil, 11.625% Bond, due
                         4/15/04...................................  B2            2,476,750      2,582,500
       2,000,000        Republic of Panama, 8.25% Note, due
                         4/22/08...................................  Ba1           1,991,940      1,852,000
       2,415,000        Royal Bank Scotland, 9.118%, due 3/31/49...  A1            2,456,988      2,535,835
       3,560,000        Skandinaviska Enskilda Banken, 144-A, 6.50%
                         Step Bond, due 12/29/49...................  Baa1          3,399,835      3,413,278
       1,410,000        State of Israel, 7.75% Bond, due 3/15/10...  A2            1,403,317      1,417,012
       1,000,000        State of Qatar, 144-A, 9.75% Bond, due
                         6/15/30...................................  Baa2            979,680      1,025,000
       1,200,000        United Mexican States, 9.875% Note, due
                         2/01/10...................................  Baa3          1,165,658      1,275,600
                                                                                ------------   ------------
                                                                                  27,069,970     27,073,040
                                                                                ------------   ------------
                        FINANCE--(19.0%)
         950,000        Bank of America, 7.80% Note, due 2/15/10...  Aa3             939,949        977,757
       1,655,000        Barclays Bank PLC, 144-A 8.55% Bond, due
                         9/15/49...................................  A+ *          1,652,733      1,662,615
         160,000        Berkshire Hathaway, Inc., 9.75% Debenture,
                         due 1/15/18...............................  Aa1             159,183        166,416
         550,000        Capital One Bank, 8.25% Senior Note, due
                         6/15/05...................................  Baa2            547,921        558,151
                        Centaur Funding Corp., 144-A, Bonds,
           2,820         Zero Coupon, due 4/21/20..................  A3              376,860        475,875
           1,500         9.08%, due 4/21/20........................  A3            1,500,000      1,521,094

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 2000

                                                                     MOODY'S
     FACE VALUE                                                       RATING        COST          VALUE
---------------------                                                --------   ------------   ------------
     $ 2,290,000        Comed Transitional Funding Trust,
                         Series 1998-1 Class A6, 5.630%, due
                         06/25/09..................................  Aaa        $  2,288,888   $  2,151,340
       2,940,000        FMR Corp., 144-A, 7.57% Bond, due
                         6/15/29...................................  Aa3           2,940,000      2,847,778
       1,090,000        First Union Lehman Brothers Commercial
                         Mortgage Trust II, Series 1997-C2, 6.60%
                         Bond, due 5/18/07.........................  Aaa           1,030,220      1,073,568
       1,201,820        GMAC Commercial Mortgage Securities, Inc.,
                         Series 1998-C2 Class A2, 6.42% Bond, due
                         8/15/08...................................  Aaa           1,151,420      1,143,460
         610,000        Household Finance Corp., 8.00% Note, due
                         5/09/05...................................  A2              609,457        629,874
       1,500,000        HSBC Capital Funding LP, Series 2, 144-A,
                         10.176% Guaranteed Note, due 6/30/30......  A1            1,500,000      1,657,845
       1,500,000        Merrill Lynch & Co., 6.875% Note, due
                         11/15/18..................................  Aa3           1,492,635      1,370,270
       1,800,000        Norwest Asset Securities Corp.,
                         Series 96-2, 7.00% Note, due 9/25/11......  AAA*          1,814,625      1,760,400
       1,175,000        QWEST Capital Funding, 144-A, 7.90% Note,
                         due 8/15/10...............................  Baa1          1,172,474      1,198,130
          31,729        Residential Asset Securitization Trust,
                         Series 97-A7 Class A1, 7.50% Note, due
                         9/25/27...................................  AAA*             31,967         31,579
       5,000,000        Secured Finance Inc., 9.05% Guaranteed
                         Senior Secured Bond, due 12/15/04.........  Aaa           4,987,500      5,392,455
                                                                                ------------   ------------
                                                                                  24,195,832     24,618,607
                                                                                ------------   ------------
                        UTILITIES - ELECTRIC--(6.0%)
       1,400,000        Consolidated Edison, 7.50% Debenture, due
                         9/01/10...................................  A1            1,389,332      1,386,972
       2,500,000        Delmarva Power & Light Co., 9.95% Note, due
                         12/01/20..................................  A3            2,498,025      2,659,500
       1,600,000        NSTAR, 8.00% Note, due 2/15/10.............  A2            1,593,488      1,611,371
       1,235,000        Pacific Gas & Electric Corp., Series 93-H,
                         7.05% Bond, due 3/01/24...................  A1            1,342,082      1,110,550
       1,000,000        Sempra Energy, 7.95% Note, due 3/01/10.....  A2              997,380        997,434
                                                                                ------------   ------------
                                                                                   7,820,307      7,765,827
                                                                                ------------   ------------

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 2000

                                                                     MOODY'S
     FACE VALUE                                                       RATING        COST          VALUE
---------------------                                                --------   ------------   ------------
                        COMMUNICATION--(5.3%)
     $ 4,000,000        News America Holdings, 7.75% Bond, due
                         12/01/45..................................  Baa3       $  3,296,004   $  3,509,308
                        PanAmSat Corp., Notes,
         800,000         6.00%, due 1/15/03........................  Baa2            799,488        768,097
       1,500,000         6.375%, due 1/15/08.......................  Baa2          1,494,292      1,349,103
       1,500,000        Sprint Capital Corp., 6.875% Bond, due
                         11/15/28..................................  Baa1          1,497,540      1,279,942
                                                                                ------------   ------------
                                                                                   7,087,324      6,906,450
                                                                                ------------   ------------
                        TRANSPORTATION--(3.5%)
       1,500,000        Delta Airlines, Inc., 10.50% Pass Thru
                         Certificate, due 4/30/16..................  Baa1          1,800,421      1,645,380
       3,000,000        United Airlines, Inc., 7.87% Pass Thru
                         Certificate, due 1/30/19..................  Baa1          3,000,000      2,854,410
                                                                                ------------   ------------
                                                                                   4,800,421      4,499,790
                                                                                ------------   ------------
                        Total Debt Securities......................              130,339,634    128,243,609
                                                                                ------------   ------------
     SHARES
---------------------
                        SHORT TERM SECURITIES--(1.2%)
       1,550,387        Brinson Supplementary Trust U.S. Cash
                         Management Prime Fund.....................                1,550,387      1,550,387
                                                                                ------------   ------------
                        Total Investments 100%.....................             $131,890,021   $129,793,996
                                                                                ============   ============

------------------------
(a)      Moody's as a matter of policy, does not rate this issue.

* Standard & Poor's Corporation rating. Security is not rated by Moody's Investor Service, Inc.

144-A 144-A Securities exempt from registration under Rule 144-A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, the value of these securities amounted to $21,572,541 or 16.6% of the total portfolio of investments.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000

1.  SIGNIFICANT ACCOUNTING POLICIES
    Fort Dearborn Income Securities, Inc. ("the Company") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management company. The Company invests principally in investment grade long-term fixed income debt securities with the primary objective of providing its shareholders with:

    - a stable stream of current income consistent with external interest rate conditions, and

    - a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market.

    The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    A. SECURITY VALUATIONS -- Investments are valued based on available quoted bid prices on the valuation date. Short-term securities are valued at amortized cost, which approximates value.

    B. INVESTMENT INCOME AND SECURITY TRANSACTIONS -- Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Security transactions are accounted for on the trade date. The Company has elected to amortize market discount and premium on all issues purchased. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a first-in first-out basis.

    C. FEDERAL INCOME TAXES -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses, which are not recognized for tax purposes until the first day of the following fiscal year along with losses from wash sales.

    At September 30, 2000 for federal income tax purposes, the cost for long and short-term investments is $131,898,530, the aggregate gross unrealized appreciation is $2,882,107, and the aggregate gross unrealized depreciation is $4,986,641; resulting in net unrealized depreciation of investments of $2,104,534.

2.  NET ASSET VALUATIONS
    The net asset value of the Company's shares is determined each week as of the close of business on the last day on which the New York Stock Exchange is open, on the last business day of each month, on the

                               SEPTEMBER 30, 2000

2.  NET ASSET VALUATIONS (CONTINUED)
eighth trading day prior to the dividend payment date and on the last business day of each calendar quarter, if such days are other than the last business day of the week.

3.  DISTRIBUTIONS
    Dividends and distributions payable to shareholders are recorded by the Company on the record date. Net realized gains from the sale of investments, if any, are distributed annually. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent and temporary book and tax basis differences. Permanent book and tax differences of ($4,111) were reclassified from accumulated net realized gain (loss) on investments to undistributed net investment income due to loss paydown adjustments from mortgage-backed securities.

    Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    In January 2001, the Company will provide tax information to shareholders for the 2000 calendar year.

4.  CAPITAL STOCK
    At September 30, 2000, there were 12,000,000 shares of $.01 par value capital stock authorized, and shareholder capital of $135,120,133. During the year ended September 30, 2000, no new shares were issued as part of the dividend reinvestment plan and 13,200 shares were repurchased in the open market at a weighted average discount to Net Asset Value of 14.27% per share by the Company in accordance to the Company's Stock Repurchase Plan.

5.  PURCHASES AND SALES OF SECURITIES
    Purchases and sales (including maturities) of portfolio securities during the year ended September 30, 2000, were as follows: debt securities and preferred stock, $38,647,505 and $48,136,592, respectively; short-term securities, $29,099,408 and $26,821,271, respectively; United States government debt obligations, $55,722,701 and $47,808,457, respectively.

6.  MANAGEMENT AND OTHER FEES
    Under an agreement between the Company and Brinson Partners, Inc. ("the Advisor"), the Advisor manages the Company's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions for the Company. In return for these services, the Company pays the Advisor a quarterly fee of 1/8 of 1% (annually 1/2 of 1%) of the Company's average weekly net assets up to $100,000,000 and 1/10 of 1% (annually 2/5 of 1%) of average weekly net assets in excess of $100,000,000.

    All Company officers serve without direct compensation from the Company.

                               SEPTEMBER 30, 2000

6.  MANAGEMENT AND OTHER FEES (CONTINUED)
    Fort Dearborn Income Securities, Inc. invest in shares of the Brinson Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is an investment company managed by the Advisor. The Supplementary Trust is offered as a cash management option only to mutual funds and other accounts managed by the Advisor. The Supplementary Trust pays no management fees. Distributions from the Supplementary Trust are reflected as interest income on the statement of operations. Amounts relating to those investments at September 30, 2000 and for the period ended are summarized as follows:

                                                                                               % OF
                                           COST OF        SALES      INTEREST                  NET
FUND                                      PURCHASE      PROCEEDS      INCOME      VALUE       ASSETS
----                                     -----------   -----------   --------   ----------   --------
Brinson Supplementary Trust U.S. Cash
  Management Prime Fund................  $27,446,676   $26,821,271   $119,552   $1,550,387     1.2%

7.  MORTGAGE BACKED SECURITIES AND OTHER INVESTMENTS

    The Company invests in Mortgage Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies -- Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private, non-governmental corporations. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher.

    The Company invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond which is collateralized by a pool of MBS. The Company also invests in REMICs (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization
Class (PAC) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. A GPM (Graduated Payment Mortgage) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

                               SEPTEMBER 30, 2000

7.  MORTGAGE BACKED SECURITIES AND OTHER INVESTMENTS (CONTINUED)
    The Company invests in Asset Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
Fort Dearborn Income Securities, Inc.:

    We have audited the accompanying statement of assets and liabilities of Fort Dearborn Income Securities, Inc., (the "Company") including the portfolio of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Dearborn Income Securities, Inc. as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Chicago, Illinois
October 26, 2000

                REPORT ON THE AUTOMATIC DIVIDEND INVESTMENT PLAN

    THE COMPANY'S AUTOMATIC DIVIDEND INVESTMENT PLAN, OPERATED FOR THE CONVENIENCE OF THE SHAREHOLDERS, HAS BEEN IN OPERATION SINCE THE DIVIDEND PAYMENT OF MAY 5, 1973.

    For the year ended September 30, 2000, 97,092 shares were purchased for the Plan participants. The breakdown of these shares is listed below:

                                                   WHERE
      DIVIDEND           NO. OF                    SHARES
       PAYMENT           SHARES     AVERAGE         WERE
        DATE           PURCHASED     PRICE       PURCHASED
-------------------------------------------------------------
December 10, 1999        26,263      $12.56      Open Market
March 24, 2000           24,419      $12.90      Open Market
June 17, 2000            23,278      $13.52      Open Market
September 15, 2000       23,132      $13.42      Open Market

    As explained in the Plan, shares are purchased at the lower of the market value (including commission) or net asset value, depending upon availability. The expense of maintaining the Plan, $1.35 for each participating account per dividend payment, is borne by the Company. Shareholders who have not elected to participate in the Plan receive all dividends in cash.

    The Plan had 936 participants on September 15, 2000. Under the terms of the Plan, any shareholder may terminate participation by giving written notice to the Company. Upon termination, a certificate for all full shares, plus a check for the value of any fractional interest in shares, will be sent to the withdrawing shareholders, unless the sale of all or part of such shares is requested. ANY REGISTERED SHAREHOLDER WHO WISHES TO PARTICIPATE IN THE PLAN MAY DO SO BY WRITING TO FIRST CHICAGO TRUST COMPANY OF NEW YORK, P.O. BOX 2500 JERSEY CITY, NJ 07303-2500 OR CALLING THEM AT (800) 446-2617. A copy of the Plan and enrollment card will be mailed to you. Shareholders who own shares in nominee name should contact their brokerage firm. All new shareholders will receive a copy of the Plan and a card, which may be signed to authorize reinvestment of dividends pursuant to the Plan.

    * THE INVESTMENT OF DIVIDENDS DOES NOT RELIEVE PARTICIPANTS OF ANY INCOME TAX WHICH MAY BE PAYABLE THEREON. THE COMPANY STRONGLY RECOMMENDS THAT ALL AUTOMATIC DIVIDEND INVESTMENT PLAN PARTICIPANTS RETAIN EACH YEAR'S FINAL STATEMENT ON THEIR PLAN PARTICIPATION AS A PART OF THEIR PERMANENT TAX RECORD. THIS WILL INSURE THAT COST INFORMATION IS AVAILABLE IF AND WHEN IT IS NEEDED.

BOARD OF DIRECTORS

RICHARD M. BURRIDGE
Chairman of the Board

C. RODERICK O'NEIL, CFA
Director

FRANK K. REILLY, CFA
Director

EDWARD M. ROOB
Director

OFFICERS

JEFFREY J. DIERMEIER, CFA
President

GREGORY P. SMITH, CFA
Vice President & Portfolio Manager

JOSEPH A. ANDERSON
Secretary & Treasurer

ROBERT M. FASCIA
Assistant Secretary & Assistant Treasurer

FORT DEARBORN
INCOME SECURITIES, INC.

209 S. LaSalle St.
Eleventh Floor
Chicago, Illinois 60604-1295
(312) 346-0676

STOCK TRANSFER AND
DIVIDEND DISBURSEMENT
AGENT
(1-800-446-2617)

Mail correspondence to:
EquiServe
P.O. Box 2500
Jersey City, New Jersey 07303-2500

Mail stock certificates to:
EquiServe
P.O. Box 2506
Jersey City, New Jersey 07303-2506

INDEPENDENT AUDITORS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

LEGAL COUNSEL

Winston & Strawn
35 West Wacker Drive
Chicago, IL 60601

FORT
DEARBORN
INCOME
SECURITIES,
INC.

FORT DEARBORN INCOME SECURITIES, INC.

[NYSE LOGO]

[CHICAGO STOCK EXCHANGE LOGO]

ANNUAL REPORT
SEPTEMBER 30, 2000